UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 19, 2014
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

555 Heritage Drive, Jupiter, Florida	33458
(Former Address)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification to Rights of Security Holders.

Effective January 1, 2015, BioRestorative Therapies, Inc. (the “Company”) will change its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated December 22, 2014 (the “Plan of Conversion”). The Company filed the following instruments on December 22, 2014 and December 23, 2014, as indicated, to effect the Reincorporation, each of which will become effective on January 1, 2015: (i) articles of conversion (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada (filed December 23, 2014), and (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) and a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware (filed December 22, 2014). Pursuant to the Plan of Conversion, the Company also adopted new bylaws, which will become effective on January 1, 2015 (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at its 2014 Annual Meeting of Stockholders held on December 19, 2014, as set forth in Item 5.07 below.  Upon the effectiveness of the Reincorporation:

•
the affairs of the Company will cease to be governed by the Nevada Revised Statutes, the Company’s existing Articles of Incorporation and the Company’s existing Bylaws, and the affairs of the Company will become subject to the General Corporation Law of the State of Delaware, the Delaware Certificate of Incorporation and the Delaware Bylaws;

•	each outstanding share of the Nevada corporation’s common stock will be converted into an outstanding share of the Delaware corporation’s common stock;

•
each outstanding option and warrant to acquire shares of the Nevada corporation’s common stock will be converted into an equivalent option and warrant to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option and warrant), the same number of shares of the Delaware corporation’s common stock;

•
each outstanding convertible promissory note of the Nevada corporation will be converted into an outstanding convertible promissory note of the Delaware corporation, with the right to convert such convertible promissory note into the same number of shares of the Delaware corporation’s common stock upon the same terms and conditions;

•
each outstanding restricted share of the Nevada corporation’s common stock will be converted into an equivalent restricted share of the Delaware corporation’s common stock with the same terms and conditions (including the vesting schedule applicable to each such share);

•
each employee benefit, equity participation plan or other similar plan of the Nevada corporation will continue to be an employee benefit, equity participation plan or other similar plan of the Delaware corporation; and

•	each director and officer of the Nevada corporation will continue to hold his or her respective position with the Delaware corporation.

Certain rights of the Company’s stockholders will also change as a result of the Reincorporation, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 7, 2014, under the section entitled “Proposal 3 – Authorization to Reincorporate the Company in the State of Delaware”, which description is incorporated in its entirety herein by reference.

The Reincorporation will not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

The foregoing descriptions of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On December 19, 2014, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions and broker-non votes, with respect to each other matter voted upon at the Annual Meeting, as applicable.  At the Annual Meeting, the Company’s stockholders (i) elected each nominee as a director, (ii) approved amendments to the Company’s 2010 Equity Participation Plan to increase the number of shares of common stock to be authorized by the Company from 6,000,000 to 20,000,000, (iii) authorized the Reincorporation, as described in Item 3.03 above, (iv) approved the establishment of a classified board of directors consisting of three classes of directors upon the effectiveness of the Reincorporation, (v) approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 100,000,000 to 200,000,000, (vi) approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of preferred stock authorized to be issued by the Company from 1,000,000 to 5,000,000, and (vii) ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014.

1.	Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Mark Weinreb	18,331,594	88,922	4,476,344
A. Jeffrey Radov	18,351,594	68,922	4,476,344
Joseph B. Swiader	18,351,594	68,922	4,476,344
Paul Jude Tonna	18,351,594	68,922	4,476,344

2.	Approval of amendments to the Company’s 2010 Equity Participation Plan to increase the number of shares of common stock authorized to be issued by the Company from 6,000,000 to 20,000,000:

For	18,165,978
Against	254,378
Abstentions	160
Broker Non-Votes	4,476,344

3.	Authorization to reincorporate the Company from a Nevada corporation to a Delaware corporation pursuant to a plan of conversion in accordance with Nevada and Delaware law:

For	18,358,479
Against	62,037
Abstentions	-
Broker Non-Votes	4,476,344

4.
Approval of the establishment of a classified Board of Directors if and when the Company is reincorporated as a Delaware corporation consisting of the following three classes: Class I, comprised of Joseph B. Swiader, to hold office until the first annual meeting of stockholders following the implementation of the classified board; Class II, comprised of Paul Jude Tonna, to hold office until the second annual meeting of stockholders following the implementation of the classified board; and Class III, comprised of Mark Weinreb and A. Jeffrey Radov, to hold office until the third annual meeting of stockholders following the implementation of the classified board; in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

For	18,332,479
Against	86,877
Abstentions	1,160
Broker Non-Votes	4,476,344

5.
Approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 100,000,000 to 200,000,000, including in connection with the reincorporation of the Company from Nevada to Delaware:

For	21,543,061
Against	457,622
Abstentions	896,177
Broker Non-Votes	-

6.
Approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of preferred stock authorized to be issued by the Company from 1,000,000 to 5,000,000, including in connection with the reincorporation of the Company from Nevada to Delaware:

For	17,696,000
Against	141,139
Abstentions	583,377
Broker Non-Votes	4,476,344

7.	Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	22,768,526
Against	128,334
Abstentions	-

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
2.1	Plan of Conversion, dated December 22, 2014.
3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on December 23, 2014.
3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on December 22, 2014.
3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 22, 2014.
3.4	Bylaws, effective January 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: December 23, 2014	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer

INDEX TO EXHIBITS

Number	Description
2.1	Plan of Conversion, dated December 22, 2014.
3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on December 23, 2014.
3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on December 22, 2014.
3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 22, 2014.
3.4	Bylaws, effective January 1, 2015.